ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                     February 1, 2002 - February 28, 2002

SETTLEMENT DATE:                       15-Mar-02

A   SERIES INFORMATION

    Advanta Leasing Receivables Corp. VIII and
    ADVANTA LEASING RECEIVABLES CORP. IX
    EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
    SERIES 1999-1

I   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

    (a.)   Beginning Aggregate Contract Principal Balance ...................................................$  9,973,044.81
                                                                                                             ---------------
    (b.)   Contract Principal Balance of all Collections
           allocable to Contracts ...........................................................................$   887,804.80
                                                                                                             ---------------
    (c.)   Contract Principal Balance of Charged-Off Contracts ..............................................$    18,996.43
                                                                                                             ---------------
    (e.)   Ending Aggregate Contract Principal Balance of all
           Contracts as of this Settlement Date .............................................................$ 9,066,243.58
                                                                                                             ---------------

           BALANCES ON THIS SETTLEMENT DATE
    (d.)   Class A Principal Balance as of this
           Settlement Date (Class A Note Factor)         0.0707432                                           $ 6,994,816.38
                                                        -----------                                          ---------------
    (e1.)  Ending Class A-1 Principal Balance            0.0000000                   $           --
                                                        -----------                  ---------------
    (e2.)  Ending Class A-2 Principal Balance            0.0000000                   $           --
                                                        -----------                  ---------------
    (e3.)  Ending Class A-3 Principal Balance            0.7405285                   $ 6,994,816.38
                                                        -----------                  ---------------
    (f.)   Ending Class B Principal Balance as of this
           Settlement Date (Class B Note Factor)         0.1785714                                           $ 2,071,427.21
                                                        -----------                                          ---------------


II  COMPLIANCE RATIOS

    (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ....................................$ 9,674,852.27
                                                                                                             ---------------

    (b.)   CBR of Contracts 1 - 30 days delinquent ..........................................................$   724,254.70
                                                                                                             ---------------
    (c.)    % of Delinquent Contracts 1- 30 days as of the related Calculation Date .........................         7.49%
                                                                                                             ---------------

    (d.)   CBR of Contracts 31 - 60 days delinquent .........................................................$   477,529.54
                                                                                                             ---------------
    (e.)    % of Delinquent Contracts 31- 60 days as of the related Calculation Date ........................         4.94%
                                                                                                             ---------------

    (f.)   CBR of Contracts 61 - 90 days delinquent .........................................................$   217,091.25
                                                                                                             ---------------
    (g.)    % of Delinquent Contracts 61- 90 days as of the related Calculation Date ........................         2.24%
                                                                                                             ---------------

    (h.)   CBR of Contracts > 91 days delinquent ............................................................$   182,574.60
                                                                                                             ---------------
    (i.)    % of Delinquent Contracts > 91 days as of the related Calculation Date ..........................         1.89%
                                                                                                             ---------------

    (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date .....................         9.07%
                                                                                                             ---------------
    (j2.)  Month 2:                        Jan-02 ...........................................................        7.77%
                                 -----------------                                                           ---------------
    (j3.)  Month 3:                        Dec-01 ...........................................................         9.49%
                                 -----------------                                                           ---------------
    (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ............................         8.78%
                                                                                                             ---------------


    (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) * .........................         0.00%
                                                                                                             --------------
    (k2.)  Month 2:                        Jan-02 ...........................................................         2.12%
                                 -----------------                                                           ---------------
    (k3.)  Month 3:                        Dec-01 ...........................................................         7.99%
                                 -----------------                                                           ---------------
    (k4.)  Three month rolling average % for Defaulted Contracts ............................................         3.37%
                                                                                                             ---------------
               *Note:  Current Month Net Charge-off % is negative 3 604% reported as zero (February, 2002)
           Does the Cumulative Loss % exceed
    (l1.)  The Loss Trigger Level % from Beginning Period to and including 12th Collection Period ?
            Y or N ..........................................................................................       n/a
                                                                                                             ---------------
    (l2.)  The Loss Trigger Level % from 13th Collection Period to and including 24th Collection Period ?
            Y or N ..........................................................................................       n/a
                                                                                                             ---------------
    (l3.) The Loss Trigger Level % from 25th Collection Period and thereafter ?     Y or N ..................       NO
                                                                                                             ---------------


    (m1.)  Residual Realization for the related Collection Period ...........................................       131.92%
                                                                                                             ---------------
    (m2.)  Month 2:                        Jan-02 ...........................................................       132.89%
                                 -----------------                                                           ---------------
    (m3.)  Month 3:                        Dec-01 ...........................................................       138.21%
                                 -----------------                                                           ---------------
    (m4.)  Three month rolling average Residual Realization Ratio ...........................................       134.34%
                                                                                                             ---------------



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

    (n.)   Does the three month rolling Residual Realization ratio exceed 100%      Y or N .................. YES
                                                                                                             ---------------


III FLOW OF FUNDS
    (1.)   The amount on deposit in Available Funds .........................................................$ 1,301,829.30
                                                                                                             ---------------
    (2.)   The prepayment amounts deposited, if any, by the Issuers'  to the Collection Account
           for removal of defaulted contracts .............................................................        --
                                                                                                             ---------------
    (3.)   Total deposits in the Collection Account to be used as available funds on this Payment Date ......$ 1,301,829.30
                                                                                                             ---------------

    (a.)   To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ........................$           --
                                                                                                             ---------------
    (b.)   To the Servicer, the Servicing Fee and miscellaneous amounts, if any .............................$     8,310.87
                                                                                                             ---------------

           To Series 1999-1 Noteholders:
    (c.)   To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period ..$    45,434.30
                                                                                                             ---------------
                                 Interest on Class A-1 Notes ...................$           --
                                                                                ---------------
                                 Interest on Class A-2 Notes ...................$           --
                                                                                ---------------
                                 Interest on Class A-3 Notes ...................$    45,434.30
                                                                                ---------------
    (d.)   Interest on Class B Notes for the related period ..............................                     $    12,549.40
                                                                                                               ---------------

    (e.)   To Series 1999-1Noteholders:
           To Class A, the total applicable Principal Payment ............................                     $   906,801.23
                                                                                                               ---------------
                                 Principal Payment to Class A-1 Noteholders ....$           --
                                                                                ---------------
                                 Principal Payment to Class A-2 Noteholders ....$           --
                                                                                ---------------
                                 Principal Payment to Class A-3 Noteholders ....$   906,801.23
                                                                                ---------------
           To Class B for applicable Principal Payment to the extent of the Class B Floor ...................$           --
                                                                                                             ---------------


    (f.)   To the Reserve Account :
           The amount needed to increase the amount in the Reserve Account to the Required Reserve ..........$           --
                                                                                                             ---------------


    (g.)   Upon the occurrence of a Residual Event                the lesser of:
           (A) the remaining Available Funds and ....................................$           --
                                                                                     ---------------
           (B) the aggregate amount of Residual Receipts included in Available Funds $           --
                                                                                     ---------------
           To be deposited to the Residual Account ..........................................................$           --
                                                                                                             ---------------

    (h.)   To the Issuers, as owner of the Pledged Assets, any remaining Available Funds on deposit in the
           Collection Account (the "Issuers' Interest") .....................................................$   328,733.50
                                                                                                             ---------------

IV  SERVICER ADVANCES

    (a.)   Aggregate amount of Servicer Advances at the beginning of the Collection Period ..................$   288,719.81
                                                                                                             ---------------
    (b.)   Servicer Advances reimbursed during the Collection Period ........................................$    16,364.61
                                                                                                             ---------------
    (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
           Settlement Date ..................................................................................$            --
                                                                                                             ---------------
    (d.)   Servicer Advances made during the related Collection Period ......................................$    28,212.28
                                                                                                             ---------------
    (e.)   Aggregate amount of Servicer Advances at the end of the Collection
           Period ...........................................................................................$   300,567.48
                                                                                                             ---------------
    (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
           were not made ....................................................................................$           --
                                                                                                             ---------------


V   RESERVE ACCOUNT
    (a.)   Amount on deposit at the beginning of the related Collection Period ..............................$ 1,104,761.18
                                                                                                             ---------------
    (b.)   Amount of interest earnings reinvested for the related Monthly Period ............................$     1,511.52
                                                                                                             ---------------
    (c.)   Amounts used to cover shortfalls, if any,  for the related Collection Period .....................$           --
                                                                                                             ---------------
    (d.)   Amounts transferred from the Collection Account, if applicable ...................................$           --
                                                                                                             ---------------
    (e.)   Balance remaining before calculating Required Reserve Amount .....................................$ 1,106,272.70
                                                                                                             ---------------

    (f.)   Required Reserve Amount needed as of the related Collection Period ...............................$ 1,104,761.18
                                                                                                             ---------------

    (g1.)  If (e) above is greater than (f), then excess amount to be transferred to the Series Obligors ....$     1,511.52
                                                                                                             -------------
    (g2.)  If (e) is greater than (d), then amount of shortfall .............................................
                                                                                                             ---------------

    (h.)   Amounts on deposit at the end of the related Collection Period (e minus g1) ......................$ 1,104,761.18
                                                                                                             ---------------

    (i.)   Is the Required Reserve Amount equal to the balance in the Reserve Account
           as of the related Collection period ? Y or N .....................................................    YES
                                                                                                             ---------------


VI  RESIDUAL ACCOUNT



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
    (a.)   Amount on deposit at the beginning of the related Collection Period ..............................$           --
                                                                                                             ---------------
    (b.)   Amounts transferred from the Collection Account ..................................................$           --
                                                                                                             ---------------
    (c.)   Amounts used to cover shortfalls for the related Collection Period ...............................$           --
                                                                                                             ---------------
    (d.)   Amount on deposit at the end of the related Collection Period ....................................$           --
                                                                                                             ---------------


VII ADVANCE PAYMENTS

    (a.)  Beginning aggregate Advance Payments...............................................................    165,778.71
                                                                                                             ---------------
    (b.)   Add:  Amount of Advance Payments collected during the related Collection Period ..................$   122,477.97
                                                                                                             ---------------
    (c.)   Add:  Investment earnings for the related  Collection Period .....................................$           --
                                                                                                             ---------------
    (d.)   Less: Amount of Advance Payments withdrawn for deposit into Facility Account .....................$   129,225.94
                                                                                                             ---------------
    (e.)   Ending aggregate Advance Payments ................................................................$   159,030.74
                                                                                                             ---------------






    ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

    BY:    /s/ Mark Shapiro

    TITLE: Asst  Treasurer

    DATE:  03/12/02




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